The Torray Fund
Ticker: TORYX
Supplement dated November 7, 2015 to:

Prospectus and dated May 1, 2015

Effective as of November 7, 2015, the following changes are being implemented with respect to the Torray Fund (the “Fund”). The primary purpose of this supplement is to:

✓	Disclose the implementation of a new prospective Operating Expenses Limitation Agreement between the Fund and Torray, LLC, the Fund’s investment manager (“Manager”); and

✓
Disclose information concerning changes to new operational service providers for certain services to the Fund, and related information as to how shareholders should transact with the Fund prospectively.

New Operating Expenses Limitation Agreement

Effective November 7, 2015, the Board of Trustees of the Fund has approved, and the Manager and the Fund have entered into, a new Operating Expenses Limitation Agreement (the “Agreement”) whereby the Manager has contractually agreed prospectively for the term of Agreement to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to 1.00%.  For purposes of the Agreement, the term “Operating Expenses” includes the Manager’s management fee and all other expenses necessary or appropriate for the operation of the Fund, exluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, trustee fees and expenses, auditor fees and expenses, legal fees and expenses, insurance costs, registration and filing fees, printing postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.  The Agreement will remain in effect until December 31, 2016.

Changes In Operational Service Providers For Certain Services To The Fund

Effective November 7, 2015, the Fund’s service provider for administration, fund accounting, and transfer agency services will change to U.S. Bancorp Fund Services, LLC (“USBFS”) from BNY Mellon Investment Servicing, Inc. (“BNY Mellon”), and the Fund’s custodian will change from Bank Of New York Mellon to U.S. Bank N.A.

The change in the transfer agency service provider to USBFS will affect how shareholders and prospective shareholders transact with the Fund.

Transfer agent responsibilities include:

•	responding to your account inquiries;
•	processing your purchases and redemptions;
•	updating your account records; and
•	preparing and distributing your quarterly statements and tax forms.

Here is how the transfer agency services conversion will affect your Torray Fund account(s):

NO CHANGES

•	Account Numbers – Your current Torray Fund account number(s) will remain the same following the conversion

•	Telephone Number and Web Site – The toll-free telephone number for the Torray Fund, 800-626-9769, and the web site, www.torray.com, will remain the same.

IMPORTANT CHANGES

•	Mailing Address – The mailing address for the Torray Fund will change:

Regular Mail:	Overnight Mail:
The Torray Fund c/o U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	The Torray Fund c/o U.S. Bancorp Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

•
Fund Numbers – The Fund identification number will change from the existing Fund numbers utilized by BNY Mellon. The New Fund identification number with USBFS and the Old Fund identification number with BNY Mellon are:

Fund Name	NEW Fund Number	Old Fund Number
The Torray Fund	5364	950

•	Bank Wiring Instructions – Bank wiring instructions will change:

U.S. Bank N.A
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA 0750-00022
Credit: U.S. Bancorp Fund Services, LLC
Account: 112-952-137
FFC: The Torray Fund
(Shareholder name/ Account Registration)
Shareholder Account Number

Online Account Access – Your username and password will change. To establish a new username and password, please click on the Account Access link on www.torray.com website and follow the registration instructions. Your current username and password will not work beginning November 7, 2015.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (800) 626-9769.

This supplement should be retained with your Prospectus and SAI for future reference.